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                                                                   EXHIBIT 10.40
                      EQUALNET COMMUNICATIONS CORP.
                          1250 Wood Branch Park Drive
                               Houston, 7X 77079


                               September 4, 1998


Genesee Fund Limited - Portfolio B
10500 N.E. 8th Street, Suite 1920
Bellevue, Washington 98004-4332
Attention: Chris Purrier

Willis Group, LLC
5005 Woodway, Suite 350
Houston, TX 77056
Attention: Mark Willis

           Re: Interest in Net Proceeds of the Sale of the Network
               ---------------------------------------------------


Gentlemen:

           Reference is made to each of the Note Purchase Agreements and Note Purchase and Exchange Agreements (collectively the "Agreements") between Equalnet Communications Corp. (the "Company") and each of Genesee Fund Limited - Portfolio B and Willis Group, LLC (collectively, the "Investors"). The advances to be made to the Company pursuant to the Agreements are conditioned upon the execution and delivery of this letter by the Company and its wholly owned subsidiary, Netco Acquisition Corp. ("Netco"). As further consideration for the advances to be made to the Company pursuant to the Agreements. the Company hereby agrees that the investors shall be entitled to receive an aggregate of five percent (5%) of the Net Proceeds (as defined below) of any sale of all or any portion of the Network (as defined below) owned by Netco. Such amount shall be allocated among the Investors pro ram In accordance with the outstanding amount of the 6% Senior Secured Convertible Notes due 2001 of the Company held by each Investor. Netco hereby agrees to pay such amount to the Company upon consummation of any such sale.

           As used above, "Network" means the long distance telecommunications network owned by Netco, which consists of nine Siemens Stromberg DCO/CS digital long distance switches and related tangible and intangible assets. As used above,
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"Net Proceeds" means the proceeds of any sale of all or any portion of the
Network by Netco after deducting (i) all amounts necessary to repay all indebtedness secured by the Network and (ii) the costs and expenses incurred in connection with any such sale.

           This agreement and the obligations created hereby shall terminate on the first date on which there are no amounts outstanding under the Notes (as defined in the Agreements).

                                  EQUALNET COMMUNICATIONS CORP.


                                  BY: /s/ MITCHELL BODIAN
                                     -------------------------------------
                                     Name: Mitchell Bodian
                                          --------------------------------
                                     Title: President
                                           -------------------------------


                                  NETCO ACQUISITION CORP.


                                  By: /s/ MITCHELL BODIAN
                                     -------------------------------------
                                     Name: Mitchell Bodian
                                          --------------------------------
                                     Title: President
                                           -------------------------------


AGREED:

GENESEE FUND LIMITED -
PORTFOLIO B


By:
   ---------------------------
     Name:
          --------------------
     Title:
           -------------------


WILLIS GROUP, LLC



By: /s/ Mark Willis
   ---------------------------
     Name: Mark Willis
          --------------------
     Title: Pres.
           -------------------


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     "Net Proceeds" means the proceeds of any sale of all or any portion of the
     Network by Netco after deducting (i) all amounts necessary to repay all indebtedness secured by the Network and (ii) the costs and expenses incurred in connection with any such sale.


                This agreement and the obligations created hereby shall terminate on the first date on which there are no amounts outstanding under the Notes (as defined in the Agreements).

                                        EQUALNET COMMUNICATIONS CORP.

                                        By: __________________________

                                              Name: __________________

                                              Title: _________________


                                        NETCO ACQUISITION CORP.

                                        By: __________________________

                                              Name: __________________

                                              Title: _________________

AGREED:

GENESEE FUND LIMITED -
PORTFOLIO B

By: /s/ W.R. Weber
    ---------------------------
      Name: W.R. Weber
            -------------------
      Title: President
             ------------------

WILLIS GROUP, LLC

By:
    ---------------------------
      Name:
            -------------------
      Title:
             ------------------

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